LIFE SCIENCES RESEARCH, INC. AND SUBSIDIARIES



                                                                   Exhibit 99.2

                                  Certification

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Life Sciences Research, Inc., a Maryland corporation (the "Company"), does hereby certify, to such officer's knowledge, in their respective capacities as set forth below, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13 (a) and 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   August 8, 2003                     /s/      Andrew H Baker
         --------------                     -------------------------

                                            Andrew H Baker
                                            Chairman and Chief Executive Officer




Dated:   August 8, 2003                    /s/      Richard Michaelson
         --------------                    -------------------------

                                           Richard Michaelson
                                           Chief Financial Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.